Exhibit 99.1

Strive Announces the Completion of Semler Scientific Acquisition

DALLAS, TX— (GLOBE NEWSIRE)—January 16, 2026—Strive, Inc. (Nasdaq: ASST) (“Strive”) today announced the successful completion of the previously announced acquisition of Semler Scientific.

Strive now holds approximately 12,797.9 bitcoin, becoming the #11 largest public corporate holder of bitcoin globally.

Strive also announces the appointment of Avik Roy as Chief Strategy Officer of Strive. Mr. Roy’s initial focus will be on Strive’s intentions to monetize the operating business from the Semler Scientific subsidiary by expanding its mandate in early disease detection products.

Mr. Roy began his career in science at MIT and trained as a physician at Yale Medical School before joining Bain Capital, where he focused on biotech companies developing breakthrough therapies for underserved diseases. He later served as President and CEO of the National Institute for Health Care Management and worked as an institutional investor at J.P. Morgan, concentrating on biotechnology and healthcare. He also serves as a Senior Fellow at the Bitcoin Policy Institute and is a co-author of The Satoshi Papers, contributing thought leadership at the intersection of Bitcoin and public policy. Mr. Roy was previously an independent board member of Strive and will step down from that position to join the company in a full-time capacity and serve as a board observer for the company.

Eric Semler, former chairman and Executive Chairman of Semler Scientific, has joined as an independent board member of Strive.

Joe Burnett, previously director of Bitcoin Strategy for Semler Scientific, has joined Strive as VP of Bitcoin Strategy.

About Strive

Strive is the first publicly traded asset management Bitcoin treasury company. Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 12,797.9 bitcoins as of January 16, 2025.

Since launching its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2 billion in assets.

About Semler Scientific, Inc. (Nasdaq: SMLR)
Semler Scientific, Inc. is the second U.S. public company to adopt Bitcoin as its primary treasury reserve asset and is a leader in medical devices and software to combat chronic diseases. In addition, through its healthcare businesses, Semler Scientific and its wholly-owned subsidiary, CardioVanta, Inc. develop and market products and services for early detection and monitoring of chronic diseases. Semler Scientific's flagship product, QuantaFlo, which is patented and cleared by the U.S. Food and Drug Administration (FDA), provides rapid point-of-care testing to measure arterial blood flow in the extremities. The QuantaFlo test aids in the diagnosis of peripheral arterial disease. Additional information about Semler Scientific can be found at www.semlerscientific.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, Inc. (“Semler Scientific”), respectively, with respect to the proposed transaction (the “proposed transaction”), the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company’s future financial performance, the timing of the closing of the proposed transaction, the ability to successfully integrate the combined businesses, the size and timing of the offering, the anticipated use of any proceeds from the offering, the terms of the securities being offered and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;

•	the diversion of management’s attention from ongoing business operations and opportunities;

•	dilution caused by Strive’s issuance of additional shares of its Class A common stock in connection with the proposed transaction;

•	potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

•	changes in Strive’s or Semler Scientific’s share price before closing; and

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific or the combined company’s results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Quarterly Report on Form 10-Q filed on November 14, 2025 and Strive’s Form S-4 filed on December 3, 2025, Semler Scientific’s Quarterly Report on Form 10-Q filed on November 12, 2025, and other documents subsequently filed by Strive and Semler Scientific with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

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